UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2010

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

560 White Plains Road, Suite 210, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

On July 12, 2010, we, SPAR Group, Inc. ("we", "SGRP" or the "Registrant"), issued a press release (the "Release") announcing our new credit facility (the "Credit Facility") with Sterling National Bank, as lead bank and agent (the "Agent").  A copy of the Release is attached to this Current Report on Form 8-K (this "Report") as Exhibit 99.1, and is hereby incorporated herein by reference.

We and certain of our domestic direct and indirect subsidiaries, namely SPAR Incentive Marketing, Inc., PIA Merchandising Co., Inc., Pivotal Sales Company, National Assembly Services, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc. and SPAR, Inc. (each a "Subsidiary Borrower", and together with SGRP, collectively, the "Borrowers"), entered into a Revolving Loan and Security Agreement dated as of July 6, 2010 (the "Loan Agreement"), with the Agent and Sterling National Bank and Cornerstone Bank as the lenders (the "Lenders"), and issued our Secured Revolving Loan Notes in the original maximum principal amounts of $5,000,000.00 to Sterling National Bank and $1,500,000.00 to Cornerstone Bank (the "Notes"), to document and govern our new Credit Facility with them.   The Loan Agreement, Notes and related documents replace similar financing documents we previously had with Webster Business Credit Corporation ("Webster") (see Item 102, below).

In addition, Mr. Robert G. Brown, a Director, the Chairman and a major stockholder of SGRP, and Mr. William H. Bartels, a Director, the Vice Chairman and a major stockholder of SGRP, have provided personal guarantees of the Credit Facility totaling $2.5 million pursuant to their Limited Continuing Guaranty in favor of the Lenders dated as of July 6, 2010. (the "Limited Guaranty").

Revolving Loans of up to $6.5 million are available to the Borrowers under this new Credit Facility based upon the borrowing base formula defined in the Loan Agreement (principally 85% of "eligible" domestic accounts receivable less certain reserves).  The Credit Facility is secured by substantially all of the assets of the Borrowers (other than SGRP's foreign subsidiaries, certain designated domestic inactive subsidiaries, and their respective equity and assets).

The basic interest rate under the Credit Facility is equal to the fluctuating Prime Rate of interest published in the Wall Street Journal from time to time (as determined by the Agent) plus one and one-half  (1.50%) percent per annum, which automatically changes with each change in such rate.  The aggregate interest rate on July 6, 2010, was 4.75% per annum under that formula.

The Borrowers drew down an initial advances under the Credit Facility of approximately $5.0 million, of which approximately $4.9 million was used to repay the existing facility with Webster.  As of July 6, the Borrowers had unused availability under the Credit Facility of $800,000 out of the remaining maximum $1.5 million unused revolving line of credit.

Because of the requirement to maintain a lock box arrangement with the Agent and the Lenders' ability to invoke a subjective acceleration clause at its discretion, borrowings under the Credit Facility will be classified as current.  The new Credit Facility will be noted as a subsequent event in our quarterly report for the quarter and period ending June 30, 2010, and will first appear on our balance sheet for the quarter and period ending September 30, 2010.

The new Credit Facility contains certain financial and other restrictive covenants and also limits certain expenditures by the Borrowers, including, but not limited to, capital expenditures and other investments.  At July 6, 2010, the Company was in compliance with the covenants and does not expect to be in violation at future measurement dates. However, there can be no assurances that the Company will not be in violation of certain covenants in the future and should the Company be in violation; there can be no assurances that the Agent and Lenders will issue waivers for any future violations.

A copy of the new Loan Agreement, Notes and Limited Guaranty are attached to this Report as Exhibits 10.1 through 10.4, and are hereby incorporated herein by reference.

Item 1.02                      Termination of a Material Definitive Agreement

In connection with our new Credit Facility described in item 1.01, above, we repaid and terminated our existing credit facility with Webster, which existing credit facility has been described in our previous Annual and Quarterly Reports (see, for example, Liquidity and Capital Resources in Item 2 - Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources in our Quarterly Report on Form 10-Q for the quarter and period ended March 31, 2010, as filed with the SEC on May 13, 2010), and Webster released its security interests in our assets.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, above, respecting the new direct obligations created under our new Credit Facility under the new Loan Agreement, Notes and related documents with the Agent and Lenders.

Information Not "Filed"

The Release attached as Exhibit 99.1, and any information that may be conveyed therein, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section.  Such information shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

Statements contained in this Report and the attached Release include "forward-looking statements" within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, including (without limitation) any statements relating to expected business, prospective customers or markets, trends, acquisitions, strategies and updates.  Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Registrant's actual achievements, business, performance, prospects and results, whether expressed or implied by such forward-looking statements, to fail to occur or be realized or to be less than expected. Such forward-looking statements generally are based upon the Registrant's plans, intentions and best estimates of the Registrant's current and accounts, assets, business, cash flow, credit, expenses, financial condition, growth, income, liabilities, operations, prospects, reputation, taxation or other results or condition (collectively, the Registrant's "Condition and Results"). Forward-looking statements may be identified by the use of forward-looking terminology such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or the negative of those words.

You should carefully review and consider all forward-looking and other information contained in this Report and the Registrant's annual and quarterly reports and other filings with the SEC (and available at sparinc.com), including (without limitation) the risk factors and other cautionary statements contained in such annual and quarterly reports.  All forward-looking and other statements attributable to the Registrant or persons acting on its behalf are expressly qualified by all such risk factors and other cautionary statements, which could cause the Registrant's actual Condition and Results to differ materially from those estimated or desired and included in the Registrant's forward-looking statements or other information.  Although the Registrant believes that its plans, intentions and estimates reflected or implied in such forward-looking statements are reasonable, the Registrant cannot assure that such plans, intentions or expectations will be achieved in whole or in part, that it has identified all potential risks or that it can successfully avoid or mitigate such risks in whole or in part.

You should not place undue reliance on the Registrant's forward-looking statements because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control.  The Registrant's forward-looking statements are based on the information currently available to it and speak only as of the date on the cover of this Annual Report. New risks and uncertainties arise from time to time, and it is impossible for the Registrant to predict these matters or how they may arise or affect the Registrant.  Over time, the Registrant's actual business, income, growth or other Condition and Results will likely differ from our estimated or desired Condition and Results that are expressed or implied by the Registrant's forward-looking statements, and such difference might be significant and materially and adversely affect the Registrant, its business, income, growth or other Condition and Results or the value of your investment in the Registrant's Common Stock.

The Registrant does not intend or promise, and the Registrant expressly disclaims any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as and to the extent required by applicable law.

Item 9.01.                         Financial Statements and Exhibits.

(a)	Exhibits:
10.1
Revolving Loan and Security Agreement dated as of July 6, 2010 (the "Loan Agreement"), by and among SPAR Group, Inc., a Delaware corporation ("SGRP"), and certain of its direct and indirect subsidiaries, namely SPAR Incentive Marketing, Inc., PIA Merchandising Co., Inc., Pivotal Sales Company, National Assembly Services, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc. and SPAR, Inc. (each a "Subsidiary Borrower", and together with SGRP, collectively, the "Borrowers"), and Sterling National Bank, as Agent (the "Agent"), and Sterling National Bank and Cornerstone Bank, as lenders (collectively, the "Lenders").

	10.2	Secured Revolving Loan Note in the original maximum principal amount of $5,000,000.00 issued by the Borrowers to Sterling National Bank and dated as of July 6, 2010.
	10.3	Secured Revolving Loan Note in the original maximum principal amount of $1,500,000.00 issued by the Borrowers to Cornerstone Bank and dated as of July 6, 2010.
	10.4	Limited Continuing Guaranty from Robert G. Brown and William H. Bartels in favor of the Lenders dated as of July 6, 2010.
	99.1	Press Release of the Registrant dated July 12, 2010, as attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:           July 12, 2010
By:  /s/ James R. Segreto
          James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Revolving Loan and Security Agreement dated as of July 6, 2010 (the "Loan Agreement"), by and among SPAR Group, Inc., a Delaware corporation ("SGRP"), and certain of its direct and indirect subsidiaries, namely SPAR Incentive Marketing, Inc., PIA Merchandising Co., Inc., Pivotal Sales Company, National Assembly Services, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR Group International, Inc., SPAR Acquisition, Inc., SPAR Trademarks, Inc., SPAR Marketing Force, Inc. and SPAR, Inc. (each a "Subsidiary Borrower", and together with SGRP, collectively, the "Borrowers"), and Sterling National Bank, as Agent (the "Agent"), and Sterling National Bank and Cornerstone Bank, as lenders (collectively, the "Lenders").

10.2	Secured Revolving Loan Note in the original maximum principal amount of $5,000,000.00 issued by the Borrowers to Sterling National Bank and dated as of July 6, 2010.
10.3	Secured Revolving Loan Note in the original maximum principal amount of $1,500,000.00 issued by the Borrowers to Cornerstone Bank and dated as of July 6, 2010.
10.4	Limited Continuing Guaranty from Robert G. Brown and William H. Bartels in favor of the Lenders dated as of July 6, 2010.
99.1	Press Release of the Registrant dated July 12, 2010, as attached hereto.